UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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(Amendment No. )

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FALCONSTOR SOFTWARE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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FALCONSTOR SOFTWARE, INC.

May 23, 2019

To Our Stockholders:

We invite you to attend our annual stockholders’ meeting on Tuesday, June 11, 2019 at our corporate offices located at 701 Brazos Street, Suite 400, Austin, TX 78701, at 10:00 a.m. (CDT).

This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

Only stockholders of record at the close of business on April 30, 2019 will be entitled to vote at the annual meeting. Even if you only own a few shares, we want your shares to be represented at the annual meeting. We urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,

/s/ Todd Brooks

Todd Brooks
President & Chief Executive Officer

FALCONSTOR SOFTWARE, INC.
701 Brazos Street, Suite 400
Austin, Texas 78701
_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 11, 2019

________________

To Our Stockholders:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of FalconStor Software, Inc. (the “Company”), a Delaware corporation, will be held at the Company’s executive offices located at 701 Brazos Street, Suite 400, Austin, TX 78701, at 10:00 a.m. (CDT) on Tuesday, June 11, 2019, to consider and to vote on the following matters described in this notice and the accompanying Proxy Statement:

1)	To elect one director to the Company’s Board of Directors (the “Board”) to a three-year term and until such director’s successor is elected and qualified;
2)

To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to effect (a) a reverse stock split of the Company’s common stock, par value $0.001 (the “Common Stock”), at a ratio not less than 1-for-10 and not greater than 1-for-100, with the exact ratio to be set within that range at the discretion of our Board, without further approval or authorization of our stockholders and with our Board able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and (b) a reduction of the number of authorized shares of Common Stock from 800,000,000 shares to 30,000,000 shares;

3)	To approve an amendment to the Charter (the “Protective Amendment”) designed to protect the tax benefits of the Company’s net operating loss carryforwards;
4)	To approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers;
5)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2019; and
6)	Any other matters that properly come before the Annual Meeting.

At the Annual Meeting, the Company intends to nominate Todd Brooks for election to the Board. Mr. Brooks is the Company’s Chief Executive Officer and currently a member of the Company’s Board. For more information concerning the nominee, please see the Proxy Statement.

The Board has fixed the close of business on April 30, 2019 as the record date for determination of stockholders entitled to vote at the Annual Meeting or any adjournment thereof, and only record holders of Common Stock at the close of business on that day, and holders of our Series A convertible preferred stock (the “Series A Preferred Stock”), will be entitled to vote. At the record date, 587,255,165 shares of Common Stock were outstanding and the Series A Preferred Stock could vote an additional 7,317,073 shares. Each share of the Series A Preferred Stock is entitled to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, based on an assumed conversion price of $1.23 per share.

To assure representation at the Annual Meeting, stockholders are urged to return a proxy as promptly as possible. You may return the proxy by signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid envelope, or online at www.proxyvote.com, or by telephone. If returning your proxy by online vote or telephone, please follow the instructions on the Voting Information Form. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

If you plan to attend the Annual Meeting in person, we would appreciate your response by indicating so when returning the proxy.

By Order of the Board of Directors,

/s/ Brad Wolfe
Dated: Austin, TX	Brad Wolfe
May 23, 2019	Chief Financial Officer

FALCONSTOR SOFTWARE, INC.
701 Brazos Street, Suite 400
Austin, Texas 78701

_________________

2019 PROXY STATEMENT

GENERAL INFORMATION

This proxy statement contains information related to the 2019 annual meeting of stockholders (the “Annual Meeting”) of FalconStor Software, Inc. (the “Company”, “we”, “our”), to be held on Tuesday, June 11, 2019 beginning at 10:00 a.m. (CDT), at the Company’s executive offices located at 701 Brazos Street, Suite 400, Austin, TX 78701, and at any postponements or adjournments thereof.

ABOUT THE MEETING

What is the Purpose of the Annual Meeting

At the Company’s Annual Meeting, stockholders will hear an update on the Company’s operations, have a chance to meet some of its directors and executives and will act on the following matters:

1)	To elect one director to the Company’s Board of Directors (the “Board”) to a three-year term and until such director’s successor is elected and qualified;
2)

To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to effect (a) a reverse stock split of the Company’s common stock, par value $0.001 (the “Common Stock”), at a ratio not less than 1-for-10 and not greater than 1-for-100 (the “Reverse Stock Split”), with the exact ratio to be set within that range at the discretion of our Board, without further approval or authorization of our stockholders and with our Board able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and (b) a reduction of the number of authorized shares of Common Stock from 800,000,000 shares to 30,000,000 shares;

3)	To approve an amendment to the Charter (the “Protective Amendment”) designed to protect the tax benefits of the Company’s net operating loss carryforwards;
4)	To approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers;
5)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2019; and
6)	Any other matters that properly come before the Annual Meeting.

Who May Vote; Provision of Materials

Stockholders of the Company as recorded in our stock register on April 30, 2019 (the “Record Date”) may vote at the Annual Meeting. We have only one class of voting shares. The holders of our Series A Convertible Preferred Stock (the “Series A Preferred Stock”) vote along with this class. As of the Record Date, we had 587,255,165 shares of Common Stock eligible to vote and the Series A Preferred Stock could vote an additional 7,317,073 shares. Each share of the Series A Preferred Stock is entitled to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, based on an assumed conversion price of $1.23 per share.

How to Vote

You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting. To vote by proxy, you can mail the enclosed card, you can call the phone number on the Voting Instruction Form you received, or you can vote at www.proxyvote.com. If voting by phone or by the Internet, have your Voting Instruction Form in hand and follow the instructions.

How Proxies Work

Our Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against the proposals or abstain from voting.

Proxies submitted will be voted by the individuals named on the proxy card in the manner you indicate. If you give us your proxy but do not specify how you want your shares voted, they will be voted in accordance with the Board recommendations, i.e., (i) in favor of our director nominee, (ii) in favor of the amendment to the Charter to effect the Reverse Stock Split, (iii) in favor of the Protective Amendment, (iv) in favor of the non-binding advisory resolution approving our executive compensation, and (v) in favor of the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest proxy card we receive from you will determine how we will vote your shares.

Revoking a Proxy

There are three ways to revoke your proxy. First, you may submit a new proxy with a later date up until the existing proxy is voted. Second, you may vote in person at the Annual Meeting. Last, you may notify our Chief Financial Officer in writing at 701 Brazos Street, Suite 400, Austin, TX 78701.

Quorum

In order to carry on the business of the Annual Meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the Annual Meeting, either by proxy or in person. Shares that we own are not voted and do not count for this purpose.

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Votes Needed

The director nominee receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seat of our directors. The affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting will be required to approve an amendment to the Company’s Charter to effect the Reverse Stock Split and to approve the Protective Amendment. For the other proposals to be approved, we require the favorable vote of a majority of the votes cast and only votes for or against a proposal count. Votes that are withheld from voting on a proposal will be excluded entirely and will have no effect in determining the quorum or the plurality or the majority of votes cast. Abstentions count for quorum purposes only and not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal. Brokers that do not receive instructions are not entitled to vote on the election of the director or, the proposals to approve the Charter amendment to effect the Reverse Stock Split, to approve the Protective Amendment or to approve our executive compensation. Brokers are entitled to vote on the ratification of the auditors.

Attending in Person

Only stockholders, their proxy holders, and our invited guests may attend the Annual Meeting. For security purposes, all persons attending the Annual Meeting must bring identification with photo. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership to the Annual Meeting. For example, you could bring an account statement showing that you owned shares of the Company’s Common Stock as of the Record Date as acceptable proof of ownership.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning ownership of the Company’s Common Stock outstanding at April 30, 2019, by (i) each person known by the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) each director and nominee for director, (iii) each of the Named Executive Officers identified in the summary compensation table, and (iv) all directors, nominees for director and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage of Class (2)
Martin Hale, Hale Fund Management, LLC Hale Capital Management, LP, Hale Capital Partners, LP, HCP-FVA, LLC (3)	364,351,087	61.4%
Nantahala Capital Management, LLC (4)	58,079,272	9.9%
ESW Capital, LLC (5)	131,321,546	22.2%
Michael P. Kelly (6)	763,915	*
Barry Rudolph (7)	35,963	*
William Miller (8)	35,331	*
Todd Brooks	—	0%
Brad Wolfe	—	0%
All Directors, Nominees for Director and Executive Officers as a Group (9) (7 persons)	365,186,296	61.5%
Patrick McClain (10)	—	0%

*Less than one percent

(1)	A person is deemed to be the beneficial owner of voting securities over which the person has voting power or that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities, or upon the lapse or the removal of all restrictions on shares of restricted stock. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days from the Record Date) have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
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(2)	Based upon shares of Common Stock outstanding at the Record Date, April 30, 2019, of 587,255,165.
(3)

Based on information contained in Forms 4 and a report on Schedule 13D/A filed by Mr. Hale, Hale Fund Management, LLC (“Fund Management”), Hale Capital Management, LP (“Capital Management”), Hale Capital Partners, LP (“Hale Capital”), and HCP-FVA, LLC (“HCP-FVA”) on December 31, 2018. Consists of (i) 358,200,057 shares of Common Stock held by Hale Capital and HCP-FVA, (ii) 70,815 shares of restricted stock held by Mr. Hale for the benefit of Hale Capital, (iii) 558,000 shares of Series A Preferred Stock held by HCP-FVA, which equates to 4,536,585 shares of Common Stock on an as-converted basis (without giving effect to the 9.99% blocker contained in the Certificate of Designations), held by HCP-FVA, and (iv) 1,543,630 shares of Common Stock issuable upon the exercise of warrants held by HCP-FVA. On May 21, 2019, HCP-FVA exercised its warrant to purchase 1,543,630 shares of Common Stock on a cashless exercise basis and was issued 1,518,107 s hares of Common Stock. Each of Mr. Hale, Fund Management, Capital Management and Hale Capital disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest. The address of Mr. Hale, Fund Management, Capital Management, Hale Capital and HCP-FVA is 17 State Street, Suite 3230, New York, NY 10004.

(4)	Based on information contained in a report on Schedule 13G/A filed by Nantahala Capital Management, LLC (“Nantahala”), Wilmot B. Harkey and Daniel Mack on February 14, 2019. Consists of (i) 57,105,431 shares of Common Stock and (ii) 99,807 shares of Series A Preferred Stock that may be converted for 973,841 shares of Common Stock within 60 days of the Record Date. Messrs. Harkey and Mack are the managing members of Nantahala and disclaim beneficial ownership of such shares of Common Stock except to the extent of their pecuniary interest. The address of Messrs. Harkey and Mack and Nantahala is 19 Old Kings Highway S, Suite 200, Darien, CT 06820.
(5)	Based on information contained in a report on Schedule 13D/A filed by ESW Capital, LLC and Joseph A. Liemandt on December 31, 2018. Consists of 128,613,493 shares of Common Stock and 2,708,053 shares of Common Stock that may be issued upon conversion of Series A Preferred Stock. ESW Capital, LLC and Mr. Liemandt disclaim Section 13(d) beneficial ownership with respect to 2,708,053 shares of Common Stock issuable upon conversion of Series A Preferred Stock as a result of the application of the 9.99% blocker contained in the Company’s Amended and Restated Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock. Mr. Liemandt is the sole voting member of ESW Capital, LLC and disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest. The address of Mr. Liemandt and ESW Capital, LLC is 401 Congress Ave., Suite 2650, Austin, TX 78701.
(6)	Based on information contained in Forms 3 and 4 filed by Mr. Kelly and certain other information. Consists of 763,915 shares of Common Stock held by Mr. Kelly.
(7)	Based on information contained in Forms 3, 4 and 5 filed by Mr. Rudolph and certain other information. Consists of 35,963 shares of Common Stock held by Mr. Rudolph.
(8)	Based on information contained in Forms 3, 4 and 5 filed by Mr. Miller and certain other information. Consists of (i) 32,731 shares of Common Stock held by Mr. Miller and (ii) 2,600 shares of Common Stock held by PV Strategies LLC, a hedge fund managed by Miller Investment Management LLC, a registered investment adviser of which Mr. Miller is a principal. Mr. Miller, as a principal of Miller Investment Management LLC, may be deemed the beneficial owner of shares owned by PV Strategies LLC. Mr. Miller disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
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(9)	Consists of shares of Common Stock held by all directors and executive officers as a group and 54,891,807 shares held by HCP-FVA.
(10)	Mr. McClain resigned as Chief Financial Officer effective April 9, 2018 and transitioned into a senior advisor role in continued support of the Company’s strategic plan execution.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of Forms 3, 4, and 5, and amendments thereto furnished to the Company during the fiscal year ended December 31, 2018, the Company is not aware of any director, officer, or beneficial owner of more than 10 percent of any class of Company equities who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the fiscal year ended December 31, 2018, except for one Form 4 reporting two transactions filed by HCP-FVA, LLC, one Form 4 reporting seven transactions and one Form 4 reporting two transactions filed by Michael P. Kelly.

BOARD OF DIRECTORS

Independence

In accordance with the Company’s Corporate Governance Guidelines, and the Nasdaq Stock Market corporate governance listing standards (the “Nasdaq Standards”), a majority of the Company’s directors must be independent as determined by the Board. While the Company’s Common Stock is currently traded on the OTC markets, in making its independence determinations for directors, the Board looks to the Nasdaq Standards.

Under the Nasdaq Standards, a director is independent if: the director is not employed, nor is the director a family member of anyone employed as an executive officer by the Company or any parent or subsidiary; the director is not, and does not have a family member who is, a partner of the Company’s outside auditor or a former partner or employee of the outside auditor who worked on the Company’s audit during the past three years; the director has not, and does not have a family member who has, accepted more than $120,000 during the current or past three fiscal years from the Company or any of its affiliates (other than compensation paid in connection with Board or Board committee service or to a family member who is an employee of the Company (other than an executive officer of the Company)); the director is not, nor is any family member of the director, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services that exceed five percent of the recipient’s consolidated gross revenues or $200,000, whichever is more; and the director is not, and does not have any family member who is, an executive officer of another company where any of the Company’s executive officers serve on the other company’s compensation committee.

The Board currently consists of four directors, all of whom are independent.

Board Leadership Structure

Our governance documents provide the Board with flexibility to select the appropriate leadership structure for the Company.

The Company’s policy is to have the positions of Chairman of the Board and Chief Executive Officer split. Todd Brooks serves as Chief Executive Officer and Michael Kelly serves as Chairman of the Board.

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Several factors ensure that we have a strong and independent Board. The Audit Committee of our Board is composed entirely of independent directors. In addition, the Nominating and Corporate Governance Committee and our Board have assembled a Board comprised of talented and dedicated directors with a wide range of expertise and skills. The Board regularly meets in executive session without management present.

Diversity

The Nominating and Corporate Governance Committee’s evaluation of director nominees takes into account their ability to contribute to the diversity of, background, experience and point of views represented on the Board, and the committee will review its effectiveness in balancing these considerations when assessing the composition of the Board.

Role in Risk Management

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis. The Board has implemented a risk governance framework to:

1.	understand critical risks in the Company’s business and strategy;
2.	allocate responsibilities for risk oversight among the full Board and its committees;
3.	evaluate the Company’s risk management processes and see they are functioning adequately;
4.	facilitate open communication between management and directors; and
5.	foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. These include a Code of Business Conduct, regular training of salespeople on risks and appropriate conduct, and a comprehensive internal and external audit process. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management. The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to various committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters, currency fluctuation and hedging, and investments. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Code of Business Conduct. The Audit Committee members meet separately with the independent auditing firm.
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•	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Meetings

The Board met on twenty three (23) occasions during the fiscal year ended December 31, 2018. All directors attended at least 75% of the meetings of the Board during the times they were directors.

Committees

The Board currently has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each of these committees has a charter. These charters are available on the Company’s website at:

www.falconstor.com/page/545/board-committees.

Audit Committee

The Audit Committee consists of Messrs. Kelly (Chair), Rudolph and Miller. The Audit Committee is appointed by the Board to assist the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the independent registered public accounting firm engaged to audit the Company’s consolidated financial statements, (iii) the performance of the Company’s internal audit function and independent auditors, (iv) the integrity of management and information systems and internal controls, and (v) the compliance by the Company with legal and regulatory requirements.

Each member of the Audit Committee is required to be “independent” as defined in the Nasdaq Standards and in Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”) and Rule 10A-3 of the Exchange Act. The Board has determined that each member of the Audit Committee is “independent” under these standards. In addition, the Board has determined that, as required by the Nasdaq Standards, each member of the Audit Committee was able to read and to understand financial statements at the time of his appointment to the Audit Committee.

The Board has further determined that Mr. Kelly meets the definition of “audit committee financial expert,” and therefore meets comparable Nasdaq Standard requirements, because he has an understanding of financial statements and generally accepted accounting principles (“GAAP”); has the ability to assess GAAP in connection with the accounting for estimates, accruals, and reserves; has experience in analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements; has an understanding of internal controls and procedures for financial reporting; and has an understanding of audit committee functions. Mr. Kelly acquired these attributes through education and experience consistent with the requirements of the Act.

The Audit Committee met four (4) times during the fiscal year ended December 31, 2018. All members of the Audit Committee attended at least 75% of the meetings of the committee during the fiscal year ended December 31, 2018.

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The Company’s Board has adopted, and annually reviews, an Audit Committee Charter and Guidelines for Pre-Approval of Independent Auditor Services. As indicated above, a copy of the Company’s Audit Committee Charter is available on the Company’s website at:

www.falconstor.com/page/545/board-committees.

Compensation Committee

The Compensation Committee currently consists of Messrs. Hale (Chair), Kelly and Rudolph. The Compensation Committee is appointed by the Board (i) to discharge the responsibilities of the Board relating to compensation of the Company’s executives, and (ii) to administer, and to approve awards under, the Company’s equity-based compensation plans for employees.

At the end of each fiscal year, the Compensation Committee meets to review the performance of executive officers and employee Board members under those programs and award bonuses thereunder. At that time, the Compensation Committee may also adjust base salary levels for executive officers and employee Board members. The Compensation Committee also meets when necessary to administer our stock incentive plan.

The Compensation Committee has determined and reviewed the value and forms of compensation for our Named Executive Officers and other officers based on the committee members’ knowledge and experience, competitive proxy and market compensation information and management recommendations. The Compensation Committee does not delegate its authority to review, determine and recommend, as applicable, the forms and values of the various elements of compensation for executive officers and directors. The Compensation Committee does delegate to Company management the implementation and record-keeping functions related to the various elements of compensation it has approved.

The Compensation Committee met five (5) times during the fiscal year ended December 31, 2018. All members of the Compensation Committee attended at least 75% of the meetings of the committee during the fiscal year ended December 31, 2018.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Hale (Chair), Kelly, Rudolph and Miller. The Nominating and Corporate Governance Committee is appointed by the Board: (i) to identify individuals qualified to become Board members, (ii) to recommend to the Board director candidates for each annual meeting of stockholders or as necessary to fill vacancies and newly created directorships and (iii) to perform a leadership role in shaping the Company’s corporate governance policies, including developing and recommending to the Board a set of corporate governance principles.

The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2018 and, instead, the full Board acted on behalf of the Nominating and Corporate Governance Committee.

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Nominating Procedures and Director Qualifications

The Nominating and Corporate Governance Committee has adopted the following policies regarding nominations and director qualifications:

I.	Consideration of Nominees Recommended by Stockholders

The Committee recognizes that qualified candidates for nomination for director can come from many different sources, including from the Company’s stockholders. The Committee will therefore consider any nominee who meets the minimum qualifications set forth below.

To propose a nominee, a stockholder must provide the following information:

1.	The stockholder’s name and, if different, the name of the holder of record of the shares.
2.	The stockholder’s address and telephone number.
3.	The name of the proposed nominee.
4.	The address and phone number of the proposed nominee.
5.	A listing of the proposed nominee’s qualifications.
6.	A statement by the stockholder revealing whether the proposed nominee has assented to the submission of her/his name by the stockholder.
7.	A statement from the stockholder describing any business or other relationship with the nominee.
8.	A statement from the stockholder stating why the stockholder believes the nominee would be a valuable addition to the Company’s Board.

The stockholder should submit the required information to:

Nominating and Corporate Governance Committee
c/o Chief Financial Officer
FalconStor Software, Inc.
701 Brazos Street
Suite 400
Austin, TX 78701

With a copy to:

Director Human Resources
FalconStor Software, Inc.
701 Brazos Street
Suite 400
Austin, TX 78701

If any information is missing, the proposed nominee will not be considered.

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II.	Qualifications for Candidates

The Committee believes that the Company and its stockholders are best served by having directors from diverse backgrounds who can bring different skills to the Company. It is therefore not possible to create a rigid list of qualifications for director candidates. However, absent unique circumstances, the Committee expects that each candidate should have the following minimum qualifications:

•	Substantial experience with technology companies. This experience may be the result of employment with a technology company or may be gained through other means, such as financial analysis of technology companies;
•	The highest level of personal and professional ethics, integrity and values;
•	An inquiring and independent mind;
•	Practical wisdom and mature judgment;
•	Expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained;
•	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;
•	Commitment to serve on the Board for several years to develop knowledge about the Company’s business;
•	Willingness to represent the best interests of all stockholders and to objectively appraise management performance; and
•	Involvement only in activities or interests that do not conflict with the director’s responsibilities to the Company and its stockholders.

At any time, the Committee may be looking for director candidates with certain qualifications or skills to replace departing directors or to complement the skills of existing directors and to add to the value of the Board.

III.	Identification and Evaluation of Candidates

Candidates for director may come from many different sources including, among others, recommendations from current directors, recommendations from management, third-party search organizations, and stockholders.

In each instance, the Committee will perform a thorough examination of the candidate. An initial screening will be performed to ensure that the candidate meets the minimum qualifications set forth above and has skills that would enhance the Board. Following the initial screening, if the candidate is still viewed as a potential nominee, the Committee will perform additional evaluations including, among other things, some or all of the following: detailed resume review; personal interviews; interviews with employer(s); and interviews with peer(s).

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All candidates will be reviewed to determine whether they meet the independence standards of the Nasdaq Standards. Failure to meet the independence standards may be a disqualifying factor based on the Board of Director’s composition at the time. Even if failure to meet the independence standards is not by itself disqualifying, it will be taken into account by the Committee in determining whether the candidate would make a valuable contribution to the Board.

Contacting the Board of Directors

Stockholders and others may contact the Company’s Board by sending a letter to:

Board of Directors
FalconStor Software, Inc.
701 Brazos Street
Suite 400
Austin, TX 78701

or by clicking on the “Contact FalconStor’s Board of Directors” link on the Company Corporate Governance home page at:

www.falconstor.com/page/540/board-of-directors.

Communications directed to the Board are screened by the Company’s Finance and/or Investor Relations departments. Routine requests for Company information are handled by the appropriate Company department. Other communications are reviewed to determine if forwarding to the Board is necessary or appropriate. The Board receives a quarterly summary of all communications that are not forwarded to the Board’s attention. All communications are kept on file for one year for any director who wishes to view them.

Attendance at Annual Meetings

The Company’s policy is that, except for unusual circumstances, all Board members should attend the Company’s annual meetings of stockholders. All Board members serving on the Board at the time of the 2018 Annual Meeting of Stockholders attended the Company’s 2018 Annual Meeting of Stockholders.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s bylaws authorize the Board to fix the number of directors and provide that the directors shall be divided into three classes, with the classes of directors serving for staggered, three-year terms.

Pursuant to the Certificate of Designations, so long as at least 85% of the originally issued Series A Preferred Stock remains outstanding, the holders of a majority of the then outstanding shares of Series A Preferred Stock (the “Majority Holders”) have the right, voting separately as a class, to elect two directors. The Majority Holders have, as of the date of this Proxy Statement, elected two directors, Martin M. Hale, Jr. and Michael Kelly. Messrs. Rudolph and Miller were elected by the Board to fill vacancies created by the resignation of other directors. Mr. Brooks was appointed to the Board in February 2019. The Company currently has five directors.

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Nominee

Todd Brooks was nominated by the Company’s Nominating and Corporate Governance Committee as the Board’s nominee for director. Mr. Brooks currently serves as a the Company’s Chief Executive Officer and a director of the Company. It is proposed that Mr. Brooks be elected to serve until the Annual Meeting of Stockholders to be held in 2022 and until his successor is elected and shall have qualified.

Unless authority is specifically withheld, proxies will be voted for the election of Mr. Brooks to serve as director of the Company for a term which will expire at the Company’s 2022 Annual Meeting of Stockholders and until his successor is elected and qualified. If Mr. Brooks should for any reason become unavailable for election, the persons named in the accompanying form of proxy may vote for the election of such substitute nominee as the Board may propose. The accompanying form of proxy contains a discretionary grant of authority with respect to this matter.

Name	Position	Age	Director Since
Todd Brooks	Director Nominee	54	2019

Todd Brooks has been the Company’s Chief Executive Officer since August 2017. Prior to joining the Company, Mr. Brooks was the Chief Operating Officer at Aurea Software, and Chief Executive Officer of Update Software, a publicly traded company in Europe.  Previously, Mr. Brooks was the Chief Operating Officer at Trilogy where he was responsible for the strategic and operational leadership of the firm’s Automotive, Financial Services and Telecom, Technology & Media business units.  Earlier in his career, Mr. Brooks co-founded and managed two technology consulting firms, including eFuel, an early innovator and leader in logistics optimization software for the automotive industry. In addition, Mr. Brooks held leadership roles at FedEx. Mr. Brooks earned a Bachelor’s of Science degree in Aerospace and Ocean Engineering from Virginia Tech, and currently serves on the Advisory Board at Virginia Tech’s Apex Center for Innovation and Entrepreneurship.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Brooks should serve as a director: his leadership role at the Company; his performance at the Company; and his past success in the technology field.

Continuing Directors

The names of the directors, whose terms expire at the 2020 through 2021 Annual Meetings of Stockholders of the Company, who are currently serving their terms, as well as the directors elected by the holders of the Series A Preferred Stock, are set forth below:

Name	Position	Age	Director Since
Martin M. Hale, Jr.	Director	47	2013
Michael P. Kelly	Director	71	2014
William D. Miller	Director	58	2016
Barry A. Rudolph	Director	65	2016

Martin M. Hale, Jr. has served as the founder and CEO of Hale Capital Partners, LP, an investment firm that applies a private equity skill set and focus to investing in small and micro-cap public companies, since 2007. Mr. Hale has 20 years of experience in venture capital and private equity as a board member and an investor helping public and private companies grow. Mr. Hale currently serves as a director of Top Image Systems, Ltd., Lantronix Corporation, and Patch Media. Mr. Hale has also served as a director of publicly-traded technology companies including Adept Technology, Inc. (acquired by Omron Global), Analex Corporation (acquired by QinetiQ North America), Paradigm Holdings (acquired by CACI International, Inc.), and Telanetix, Inc. (acquired by Intermedia). Before joining Hale Capital Partners, Mr. Hale was a Managing Director and member of the founding team of Pequot Ventures, an associate at Geocapital Partners, and an analyst with Broadview International. Mr. Hale received a B.A. from Yale University. Mr. Hale has been a director of the Company since September 2013.

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Mr. Hale was elected as a director by the Majority Holders of the outstanding Series A Preferred Stock. Mr. Hale’s Board qualifications include extensive experience helping small public companies grow to become larger and more successful. Such experience is helpful in expanding the Company’s leadership and strategic growth initiatives.

Michael P. Kelly has served as a director at Adept Technology, Inc. from April 1997 to October 22, 2015 and also served as Chairman of the Board of Adept from November 2008 to October 22, 2015. Mr. Kelly has also served as Chief Executive Officer of merchant bank, Kinsale Associates, Inc., since October 2005. From July 2005 to October 2005, he was the Chief Executive Officer of Cape Semiconductor Inc., a fabless semiconductor company. From 1994 to 2005, Mr. Kelly held the positions of Vice-Chairman and Senior Managing Director of Broadview International, LLC, an international merger and acquisitions advisory firm and a division of Jefferies Inc. Additionally, he has served as a director of Epicor Software Corporation (EPIC), a provider of enterprise business software solutions, since September 2005. Mr. Kelly received a B.A. in Accounting from Western Illinois University, a M.B.A. from St. Louis University, and is also a Certified Public Accountant. Mr. Kelly has been a director of the Company since October 2014 and our Chairman of the Board since March 2018.

Mr. Kelly was selected as a director by the Majority Holders of the outstanding Series A Preferred Stock. Mr. Kelly’s qualifications to serve on the Board include his experience as an investment banker specializing in technology industries, which provides the Board and the Company with unique and relevant expertise in areas including capital markets, mergers and acquisitions and financing.

William D. Miller has served as Chairman and Chief Executive Officer of Axellio Inc., an edge computing systems company, since November 2018 and has been General Partner of FirstMile Ventures (previously Miller Investment Management), a venture capital fund manager making investments in early stage companies, since 2010. He previously served as CEO of X-IO Technologies, Inc., an enterprise storage company, from February 2015 to October 2018. Mr. Miller is a Director of the following private entities: Axellio Inc., Violin Systems LLC, Chromatic Technologies, Inc., New Planet Technologies, Inc., Wanamaker Corp., BurstIQ Inc. and Altia Inc. Mr. Miller was a cofounder and Chief Technology Officer of StorageNetworks. Mr. Miller holds a B.S. in Chemistry from University of Illinois. Mr. Miller has been a director of the Company since December 2016 and his term expires at the Company’s 2021 Annual Meeting of Stockholders and until a successor is elected and qualified.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Miller should serve as a director: his professional background and experience; his current and previously held senior-executive level positions; his service on other public and private company boards; and his extensive experience in technology, software, storage and related industries.

Barry A. Rudolph has served as Chief Executive Officer of VelociData, Inc., a firm that specializes in high performance data transformation and process offload in large corporations, since July 2014, and as a director since December 2012. Mr. Rudolph has also served as a director of Spectra Logic Corporation, a computer data storage company, since December 2015. Previously, Mr. Rudolph served as a director of Dot Hill Systems Corp., a provider of high performance storage arrays, from February 2012 until its sale to Seagate Technology in October 2015. Mr. Rudolph began his career in January 1978 and held numerous senior level positions with IBM until his retirement in November 2010 in a variety of functional areas, including operations, engineering, product development, test and assurance, program management, field support and direct manufacturing. Most recently he was Vice President, System Networking, with responsibility for delivering overall networking product strategy, portfolio management and profit and loss management over each of the products in the group. Prior to this position, Mr. Rudolph was Vice President, Storage Strategy, responsible for the development and integration of the storage strategy for IBM including market segmentation and opportunity identification. Prior to that, Mr. Rudolph was Vice President, Stack Integration, responsible for the definition and execution of horizontal solutions and solution selling. Prior positions Mr. Rudolph held at IBM include Vice President and Business Executive, Disk Storage and Software Systems, where he was responsible for all aspects of the Disk storage and related software business within IBM. He has also held an identical role with responsibility for IBM’s tape storage business. Mr. Rudolph holds a B.S. in Engineering and a Master of Science in Electrical Engineering from San Diego State University and an MBA from Santa Clara University. Mr. Rudolph has been a director of the Company since December 2016 and is currently serving for a term which will expire at the Company’s 2020 Annual Meeting of Stockholders and until a successor is elected and qualified.

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The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Rudolph should serve as a director: his professional background and experience; his current and previously held senior-executive level positions; his service on other public and private company boards; and his extensive experience in technology, software, storage and related industries.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE.

Directors who are also employees receive no compensation for serving on the Company’s Board. Non-employee directors are reimbursed for all travel and other expenses incurred in connection with attending Board and Committee meetings.

Messrs. Kelly, Miller and Rudolph received $32,975, $25,975, and $27,100 in directors fees, respectively, in 2019 in connection with their service as a director in 2018. The Company has not paid Mr. Hale any fees in connection with his service as a director in 2018. The cash compensation includes a retainer for all directors plus additional amounts based on service on Board committees, and additional amounts payable to Mr. Kelly for serving as Chairman of the Board and Chairman of the Audit Committee. Based on this compensation plan and assuming continued service as a director in 2019 (including the fees from serving on a committee), Messrs. Hale, Kelly, Miller and Rudolph are entitled to quarterly fees of $12,125 (or $48,500 annually), $29,975 (or $119,900 annually), $23,475 (or $93,900 annually) and $24,600 (or $98,400 annually), respectively.

MANAGEMENT

Executive Officers of the Company

The following table contains the names, positions and ages of the executive officers of the Company who are not directors.

Name	Position	Age
Brad Wolfe	Chief Financial Officer	59

Brad Wolfe is the Company’s Chief Financial Officer. Prior to joining the Company, Mr. Wolfe served as Chief Financial Officer for Asure Software (NASDAQ: ASUR) from October 2014 to July 2017. Prior to joining Asure Software, Mr. Wolfe spent most of the last 14 years with DCI Group and their related entities and investments, a private equity and investment organization, where he served in consulting, office and executive finance and operational roles for the firm’s subsidiary and portfolio companies to promote their growth and profitability. Before that, he was Chief Financial Officer and Executive Vice President at AON Corporation, a Fortune 200 company. He holds an MBA degree from Northwestern University’s Kellogg School of Business, a J.D. degree from the Kent Law School executive program, and a B.B.A. degree in accounting and information systems from Southern Methodist University.

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Code of Ethics

The Company adopted a Code of Ethics that applies to the Company’s principal executive, financial and accounting officers. The Code of Ethics is available at:

http://www.falconstor.com/page/543/Code-of-ethics.

EXECUTIVE COMPENSATION

This section discusses the compensation for our Chief Executive Officer and our current and former Chief Financial Officers (each a “Named Executive Officer” or “NEO”). We had no other Named Executive Officers during the fiscal year ended December 31, 2018.

Employment Agreements

We have an employment agreement with our Chief Executive Officer and our Chief Financial Officer.

The current employment agreements with Messrs. Brooks and Wolfe are used by the Company to establish key elements of the agreement between the Company and each such Named Executive Officer, including the proposed minimum period of employment and the fundamental elements of compensation. The agreements also facilitate the creation of covenants, such as those regarding competition during and after the employment period or limitations on the reasons for which each such Named Executive Officer may be terminated, that would not otherwise be part of the employment relationship.

2018 Management Incentive Plan

On February 3, 2018, the Company’s Board approved a Management Incentive Plan (“2018 MIP”). The 2018 MIP pays cash bonuses to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The intent of the Compensation Committee in crafting the 2018 MIP was to further incentivize the Company’s executives to achieve the corporate goals set out by the Company’s Board and to further align their interests with stockholder interest. The Compensation Committee believes that the 2018 MIP reflected those goals.

If all of the goals were achieved, the named officers would have received the following payments:

Name	Title	Payment at 100% Achievement
Todd Brooks	Chief Executive Officer	$270,000
Brad Wolfe	Chief Financial Officer	$110,000

The goals, and the percentage of bonus available for the achievement of each goal, were as follows:

Goal – Quarterly Performance	CEO Bonus	CFO Bonus
Net Working Capital plus cash > $27,500	$17,500	$10,000
Net Working Capital plus cash > EOQ Target	$12,500	$5,000
ARR Billings – ACV	$3,750	$1,000
Total Billings – ACV	$3,750	$—
OPEX < Target	$1,000	$1,000
Achievement of various MBO’s	$5,000	$2,000

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Goal – Annual Performance	CEO Bonus	CFO Bonus
Net Working Capital plus cash > EOQ Target	$50,000	$20,000
ARR Billings – ACV	$15,000	$4,000
Total Billings – ACV	$15,000	$4,000
OPEX < Target	$—	$4,000
Achievement of various MBO’s	$20,000	$8,000

The 2018 MIP did not contain any payments for over-achievement or underachievement of goals. For 2018, Mr. Brooks received a bonus of $52,782.

2019 Management Incentive Plan

In March 2019, the Company’s Board approved a Management Incentive Plan (“2019 MIP”). The 2019 MIP pays cash bonuses to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The intent of the Compensation Committee in crafting the 2019 MIP was to further incentivize the Company’s executives to achieve the corporate goals set out by the Company’s Board and to further align their interests with stockholder interest. The Compensation Committee believes that the 2019 MIP reflects those goals. The 2019 MIP reflects both quarterly and annual goals. In addition to the categories below, the payment of a bonus is contingent on the Company having a targeted amount each quarter of net working capital and available cash.

If all of the goals are achieved, the named officers would receive the following payments:

Name	Title	Payment at 100% Achievement
Todd Brooks	Chief Executive Officer	$200,000
Brad Wolfe	Chief Financial Officer	$80,000

The goals, and the percentage of bonus available for the achievement of each goal, were as follows:

Name	Category	Description	Weighting
Todd Brooks, CEO	Corporate	Total Billings	25%
		Total Maintenance Renewal Billings	10%
		Total New Customer Billings	15%
		Total Expansion Billings	10%
	Individual (Key Standards)	Weekly leadership team meeting	10%
		Weekly 1:1 with each direct report	10%
		Weekly corporate-wide OKR usage	10%
		Quarterly communication with each Platinum Partner	10%
Brad Wolfe, CFO	Corporate	Total Billings	20%
		Total Maintenance Renewal Billings	10%
		Total New Customer Billings	10%
		Total Expansion Billings	10%
	Individual (Key Standards)	Weekly OKR usage within entire Finance team	10%
		Weekly 1:1 with each direct report	10%
		Monthly budget review with each functional leader	10%
		Accurate monthly close by 10th of each month following	10%
		Complete all SEC filings and associated audits on time	10%

The Company’s Compensation Committee retains the discretion to modify the terms of the 2019 MIP.

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Summary Compensation Table

The following table sets forth certain compensation paid or accrued during the Company’s past two fiscal years for the Company’s (i) President and Chief Executive Officer, (ii) Executive Vice President, Chief Financial Officer and Treasurer, and (iii) former Executive Vice President, Chief Financial Officer and Treasurer. “All Other Compensation” below consists of certain tax benefits paid by the Company on behalf of the NEOs. There were no stock awards or option awards granted to the NEOs in 2018 and 2019.

Name	Year	Salary	Bonus	All Other Compensation	Total
Todd Brooks	2018	$350,000	$52,782	$—	$402,782
President and Chief Executive Officer (Principal Executive Officer)	2017	$132,238	$17,500	$518	$150,256
Brad Wolfe	2018	$189,192	$—	$—	$189,192
Executive Vice President, Chief Financial Officer and Treasurer	2017	$—	$—	$—	$—
Patrick McClain	2018	$177,624	$7,862	$—	$185,486
Former Executive Vice President, Chief Financial Officer and Treasurer (1)	2017	$91,845	$10,000	$1,336	$103,181

(1)	Mr. McClain resigned as Chief Financial Officer of the Company effective as of April 9, 2018 and transitioned into a senior advisor role in continued support of the Company’s strategic plan execution.

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Narrative Discussion to Summary Compensation Table

Todd Brooks

In connection with Mr. Brooks’ appointment as Chief Executive Officer, the Board approved an offer letter to Mr. Brooks (the “Brooks Offer Letter”), which was executed on August 14, 2017. The Brooks Offer Letter provides that Mr. Brooks is entitled to receive an annualized base salary of $350,000, payable in regular installments in accordance with the Company’s general payroll practices. Mr. Brooks will also be eligible for a cash bonus of $17,500 for any quarter that is free cash flow positive on an operating basis and additional incentive compensation of an annual bonus of up to $200,000, subject to attainment of performance objectives to be mutually agreed upon and established.

Mr. Brooks’ employment can be terminated at will. If Mr. Brooks’ employment is terminated by the Company other than for cause he is entitled to receive severance equal to twelve (12) months of his base salary if (i) he has been employed by the Company for at least twelve (12) months at the time of termination or (ii) a change of control has occurred within six (6) months of Mr. Brooks’ employment. Except as set forth in the preceding sentence, Mr. Brooks is entitled to receive severance equal to six (6) months of his base salary if he has been employed by the Company for less than six (6) months and his employment was terminated by the Company without cause. Mr. Brooks is also entitled to vacation and other employee benefits in accordance with the Company’s policies as well as reimbursement for an apartment.

Brad Wolfe

In connection with Mr. Wolfe’s appointment as Executive Vice President, Chief Financial Officer and Treasurer, the Board approved an offer letter to Mr. Wolfe (the “Wolfe Offer Letter”), which was executed on April 4, 2018. The Wolfe Offer Letter provides that Mr. Wolfe is entitled to receive an annualized base salary of $240,000, payable in regular installments in accordance with the Company’s general payroll practices. Mr. Wolfe will also be eligible for a cash bonus of $10,000 for any quarter has net working capital – cash in excess of $27,500 and additional incentive compensation of an annual bonus of up to $70,000, subject to attainment of performance objectives to be mutually agreed upon and established.

Mr. Wolfe’s employment can be terminated at will. If Mr. Wolfe’s employment is terminated by the Company other than for cause he is entitled to receive severance equal to (i) six (6) months of his base salary if he has been employed by the Company for at least twelve (12) months at the time of termination or (ii) three (3) months of his base salary if he has been employed by the Company for less than twelve (12) months at the time of termination. Mr. Wolfe is also entitled to vacation and other employee benefits in accordance with the Company’s policies.

Patrick McClain

Prior to his resignation, we had an employment agreement with Mr. McClain. Such employment agreement was used by the Company to establish key elements of the agreement between the Company and Mr. McClain, including the proposed minimum period of employment and the fundamental elements of compensation. The agreement also facilitated the creation of covenants, such as those regarding competition during and after the employment period or limitations on the reasons for which Mr. McClain could have been terminated, that would not otherwise be part of the employment relationship.

Outstanding Equity Awards at Fiscal Year End 2018

There were no equity awards to the Company’s NEOs outstanding as of December 31, 2018.

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Payments Upon Severance or Change in Control

Severance Agreements

On April 5, 2018, the Company accepted the resignation of Patrick McClain from his positions as Executive Vice President, Chief Financial Officer and Treasurer of the Company effective April 9, 2018. Mr. McClain transitioned into a senior advisor role in the Company. In connection with Mr. McClain’s departure, on April 11, 2018 the Company and Mr. McClain entered into a Separation and Transition Agreement and General Release pursuant to which the Company paid Mr. McClain his then-current salary until August 31, 2018 and any COBRA expenses until December 31, 2018 to the extent that Mr. McClain’s health insurance was not covered by the health insurance plan of another entity.

Report on Repricing of Options.

None of the stock options granted under any of the Company’s plans were repriced in the fiscal year ended December 31, 2018.

Equity Compensation Plan Information

The Company currently does not have any equity compensation plans not approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(a)	Weighted-average exercise price of outstanding options, warrants and rights (1)(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)(c)
Equity compensation plans approved by security holders	2,997,330	$0.69	150,197,028

(1)       As of December 31, 2018 we had 150,197,028 shares of our Common Stock reserved for issuance under our stock plans with respect to options (or restricted stock or restricted stock units) that have not been granted.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Board has recognized that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). The Board therefore adopted a policy to be followed in connection with all related party transactions involving the Company.

A.       Identification of Related Transactions

Under the policy, any “Related Party Transaction” shall be consummated or shall continue only if:

1.	the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; or
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2.	the transaction is approved by the disinterested members of the Board; or
3.	the transaction involves compensation approved by the Company’s Compensation Committee.

For purposes of the policy, a “Related Party” is:

1.	a senior officer (which includes at a minimum each executive officer) or director of the Company; or
2.	a shareholder owning in excess of five percent of the Company (or its controlled affiliates); or
3.	a person who is an immediate family member of a senior officer or director; or
4.	an entity which is owned or controlled by someone listed in 1, 2 or 3 above, or an entity in which someone listed in 1, 2 or 3 above has a substantial ownership interest or control of such entity.

For purposes of the policy, a “Related Party Transaction” is a transaction between the Company and any Related Party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Exchange Act), other than:

1.	transactions available to all employees generally; and
2.	transactions involving less than $5,000 when aggregated with all similar transactions.

B.       Audit Committee Approval

The Board determined that the Audit Committee of the Board is best suited to review and approve Related Party Transactions. Accordingly, at each calendar year’s first regularly scheduled Audit Committee meeting, management recommends Related Party Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Audit Committee approves or disapproves such transactions and at each subsequently scheduled meeting, management updates the Audit Committee as to any material change to those proposed transactions.

In the event management recommends any further Related Party Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Audit Committee; provided that if ratification is not forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

C.       Corporate Opportunity

The Board recognizes that situations may exist where a significant opportunity may be presented to management or a member of the Board that may equally be available to the Company, either directly or via referral. Before such opportunity may be consummated by a Related Party (other than an otherwise unaffiliated 5% stockholder), such opportunity shall be presented to the Board of the Company for consideration.

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D.       Disclosure

All Related Party Transactions are to be disclosed in the Company’s applicable filings as required by the Securities Act of 1933 and the Exchange Act and related rules. Furthermore, all Related Party Transactions shall be disclosed to the Audit Committee of the Board and any material Related Party Transaction shall be disclosed to the full Board.

E.       Other Agreements

Management assures that all Related Party Transactions are approved in accordance with any requirements of the Company’s financing agreements.

Related Party Transactions Reviewed During 2017 and 2018

William Miller, a Director of the Company, previously served as the Chairman and Chief Executive Officer of X-IO Technologies, Inc. (“X-IO Technologies”), an enterprise storage company. For the years ended December 31, 2017 and 2018, the Company sold product to X-IO Technologies totaling $45,865 and $40,519, respectively.

Martin M. Hale, Jr., a member of the Company’s Board, is the sole owner and Chief Executive Officer of the entity that is the general partner of HCP-FVA, the holder in excess of 50% of the Company’s Series A Preferred Stock. The Series A Preferred Stock was initially purchased by Hale Capital, of which Mr. Hale is the Chief Executive Officer, pursuant to a September 16, 2013 stock purchase agreement with the Company (the “Purchase Agreement”) at a time when Mr. Hale was not a director of the Company. Under the terms of the Certificate of Designations, the Majority Holders of the Series A Preferred Stock are entitled, as a group, to nominate and to elect up to two directors so long as at least 85% of the Company’s Series A Preferred Stock is outstanding. HCP-FVA, at the time the sole holder of the Series A Preferred Stock, nominated and elected Mr. Hale in September 2013 and Michael P. Kelly on October 29, 2014, to the Company’s Board.

On November 17, 2017, HCP-FVA provided a commitment letter to the Company agreeing to finance up to $3 million to the Company (the “Commitment”) on the terms, and subject to the conditions, set forth in that certain commitment letter. As part of that Commitment, on November 17, 2017, the Company entered into a Loan and Security Agreement with HCP-FVA and certain other loan parties named therein, pursuant to which HCP-FVA made a short term loan to the Company in the principal amount of $500,000 payable on May 17, 2018 (the “Bridge Loan”). In connection with the Bridge Loan, the Company issued HCP-FVA Backstop Warrants to purchase 13,859,128 shares of Common Stock for a nominal exercise price (the “Backstop Warrants”).

On February 23, 2018, we closed on the Commitment from HCP-FVA to purchase up to $3 million of Units (as defined below) from the Company to backstop a proposed private placement of Units to certain eligible stockholders of the Company (the “Financing”). HCP-FVA subscribed for the full $3 million of Units (at the Company’s election) in the Commitment by payment of $2.5 million in cash and the conversion of the Bridge Loan into Units.

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In the Financing, the Company offered to the Company’s stockholders as of November 17, 2017 who are accredited investors the opportunity to purchase up to a total of 40 million Units (inclusive of subscriptions by HCP-FVA). Each Unit consisted of the following (each, a “Unit”) for a per Unit offering price of $0.371063:

i.	$0.10 in senior secured debt (for a total of $4 million of senior secured debt assuming full subscription of the Financing), secured by all of the assets of the Company and guaranteed by each of the Company’s domestic subsidiaries, having an interest rate of prime plus 0.75% and a maturity date of June 30, 2021 (the “Term Loan”);
ii.	warrants to purchase 12.233 shares of the Company’s Common Stock for a nominal exercise price (for a total of 489.32 million shares assuming full subscription of the Financing) (the “Financing Warrants”); and
iii.	0.0225 shares of Series A Preferred Stock at a per Unit price of $0.271063, all such shares to be acquired directly from their current holder, HCP-FVA.

On February 23, 2018, in connection with HCP-FVA’s subscription in the Financing, the Company entered into an Amended and Restated Term Loan Credit Agreement (the “Amended and Restated Loan Agreement”), with HCP-FVA and certain other loan parties named therein setting forth the terms of the Term Loan. The Amended and Restated Loan Agreement amended and restated that certain Loan and Security Agreement, dated as of November 17, 2017, by and among the parties, pursuant to which HCP-FVA made the Bridge Loan.

As part of the Commitment, Hale Capital also agreed to postpone the date of the optional redemption of the Series A Preferred Stock from August 5, 2017 to July 30, 2021, and to waive prior breaches of the terms of the Series A Preferred Stock which had also triggered a redemption right.

In exchange for serving as the backstop for the Financing, upon the closing of the Commitment, HCP-FVA received additional Backstop Warrants to purchase 41,577,382 shares of the Company’s Common Stock. HCP-FVA subsequently exercised 53,892,880 Backstop Warrants. In consideration for HCP-FVA’s subscription of $3 million of Units, HCP-FVA was also issued Financing Warrants to purchase 366,990,000 shares of the Company’s Common Stock for a nominal exercise price.

On October 9, 2018, we closed on the final tranche of the Financing. As a result, the Company received an additional $1 million of gross proceeds from new investors (the “New Investors”), which is in addition to the $3 million of gross proceeds previously received from HCP-FVA pursuant to the Commitment. All New Investors executed a joinder to the Amended and Restated Loan Agreement.

In addition to providing the Company with $1,000,000 of financing, the New Investors purchased $520,000 of the Term Loan held by HCP-FVA and 342,000 of the 900,000 shares of Series A Preferred Stock held by HCP-FVA. The New Investors included ESW Capital, LLC, a greater than 5% stockholder of the Company, which purchased $999,051 of the Term Loan, entities affiliated with Nantahala, a greater than 5% stockholder of the Company, which purchased $443,587 of the Term Loan, and Michael Kelly, a director of the Company, who purchased $6,244 of the Term Loan. Financing Warrants to purchase 63,610,935 shares of Common Stock held by HCP-FVA were also cancelled. Accordingly, following the closing of the Financing, the New Investors held Financing Warrants to purchase 185,942,009 shares of Common Stock and HCP- FVA held Financing Warrants to purchase 303,379,065 shares of Common Stock. The transfer of securities by HCP-FVA to New Investors was subject to certain transfer limitations to ensure the preservation of the Company’s net operating loss carry forward.

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In December 2018, outstanding Financing Warrants to purchase 489,321,074 were exercised resulting in the issuance of 489,321,074 shares of Common Stock (the “Warrant Exercise”). In connection with the Warrant Exercise, the Company received proceeds of approximately $489,321 which was used to reduce the outstanding principal due on Amended and Restated Loan Agreement. Such amounts repaid included $303,379.07 to HCP-FVA, $122,214.13 to ESW Capital LLC, $54,264.08 to Nantahala and $763.92 to Mr. Kelly.

On May 21, 2019, HCP-FVA exercised its warrant to purchase 1,543,630 shares of Common Stock on a cashless exercise basis and was issued 1,518,107 shares of Common Stock.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment to our Charter (the “Reverse Split Amendment”), to effect a reverse stock split at a ratio of not less than 1-for-10 and not more than 1-for-100 and a reduction of the number of authorized shares of Common Stock from 800,000,000 shares to 30,000,000 shares, with the exact ratio to be set within this range by our Board of Directors at its sole discretion, with the final decision of whether to proceed with the Reverse Stock Split and the effective time of the Reverse Stock Split to be determined by the Board of Directors, in its sole discretion. If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Standard Time, on a date to be determined by the Board of Directors that will be specified in the Reverse Split Amendment (the “Effective Time”). If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for minor changes that may result from the treatment of fractional shares, as described below. The Reverse Stock Split will not change the par value of our Common Stock. However, as part of the Reverse Split Amendment, the number of authorized shares of Common Stock will be reduced to 30,000,000. Outstanding shares of Common Stock resulting from the Reverse Stock Split will remain fully paid and non-assessable.

The text of the proposed Reverse Split Amendment to effect the Reverse Stock Split is included as Appendix A to this proxy statement. The text of the proposed Reverse Stock amendment is subject to revision to include the Reverse Stock Split ratio, as determined by our Board in the manner described herein, and such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the proposed amendment of the Company’s Restated Certificate of Incorporation.

Criteria to Be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Stock Split, our Board of Directors will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-10 to 1-for-100 range, would be determined by our Board of Directors, in its sole discretion, and publicly announced by us prior to the Effective Time. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board of Directors will consider, among other things, factors such as:

•	the historical trading prices and trading volume of our Common Stock;
•	the number of shares of our Common Stock outstanding;
•	the then-prevailing and expected trading prices and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;
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•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•	business developments affecting us; and
•	prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

The Board of Directors believes the Reverse Stock Split could help improve the profile of the Company with potential customers and generate additional interest in the Company among investors.

The Board of Directors also believes that the Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock. However, the effect of the Reverse Stock Split cannot be predicted, and the history of similar Reverse Stock Splits for companies in like circumstances is varied. For instance, the market price per share of our Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by our stockholders, the Reverse Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Upon the filing of the amendment, all the old Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the Reverse Stock Split indicating the number of shares of Common Stock you hold.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-Reverse Stock Split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our Common Stock for a statement of holding.

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Beginning after the effectiveness of the Reverse Stock Split, each certificate representing shares of pre-split Common Stock will be deemed for all corporate purposes to evidence ownership of post-split Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Effect on Beneficial Holders of Common Stock

The Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the Company’s Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of the Company’s Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and our Board of Directors elects to effect the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the Reverse Stock Split chosen by our Board of Directors. Stockholders should recognize that if the Reverse Stock Split is effectuated they will own fewer shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of Reverse Split Amendment divided by the ratio of the Reverse Stock Split). The Reverse Stock Split will affect all of our stockholders uniformly and the Company does expect that it will affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

While we expect that the Reverse Stock Split could result in an increase in the market price of our Common Stock, the Reverse Stock Split may not increase the market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding. Accordingly, the total market capitalization of our Common Stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split and, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split. Furthermore, the possibility exists that liquidity in the market for our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve. The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. Consequently, the Reverse Stock Split may not achieve the desired results that have been outlined above.

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Common Stock

With the exception of the number of shares issued and outstanding and any adjustment that may occur due to the provisions for the treatment of fractional shares, the rights and preferences of outstanding shares of Common Stock prior and subsequent to the Reverse Stock Split would remain the same. Holders of the Company’s Common Stock would continue to have no preemptive rights. Following the Reverse Stock Split, each full share of the Company’s Common Stock resulting from the Reverse Stock Split would entitle the holder thereof to one vote per share and would otherwise be identical to the shares of our Common Stock immediately prior to the Reverse Stock Split. Following the Reverse Stock Split, our Common Stock will continue to be listed on the OTC Market, under the symbol “FALC,” although it would receive a new CUSIP number.

Preferred Stock

The Reverse Stock Split will not reduce the number of authorized shares of preferred stock or otherwise have any impact on the preferred stock, with the exception that the conversion ratio for the number of shares each share of Series A Preferred Stock is convertible into and the voting ratio for such shares shall be proportionately adjusted.

Effects of the Reverse Stock Split on 2018 Incentive Stock Plan and Outstanding Equity Awards and Outstanding Warrants

If the Reverse Stock Split is implemented, the number and type of shares subject to the 2018 Incentive Stock Plan and outstanding awards and/or unexercised options exercisable for shares of Common Stock shall be adjusted by the Compensation Committee of the Board of Directors. The Compensation Committee may also make provision for a cash payment to the holder of such outstanding awards in exchange for the cancellation of the outstanding award. In addition, the number of shares of Common Stock issuable upon the exercise of outstanding warrants to purchase 1,543,630 shares of Common Stock will be reduced.

Effects of the Reduction of Authorized Common Stock

We are currently authorized under our Charter to issue up to a total of 802,000,000 shares of capital stock, comprised of 800,000,000 shares of Common Stock and 2,000,000 shares of preferred stock. If the Reverse Stock Split is approved and effected, it will reduce the total number of shares of Common Stock that we are authorized to issue from 800,000,000 shares of Common Stock to 30,000,000 shares of Common Stock. The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued Common Stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we believe that if the Reverse Stock Split is approved and effected, the amount of authorized but unissued shares of Common Stock and preferred stock will be sufficient for our future needs.

The Reverse Stock Split will not reduce the number of authorized shares of preferred stock or otherwise have any impact on the preferred stock except as set forth above.

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Accounting Matters

As a result of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will issue one full share of the post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. Each holder of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split may result in or contribute towards an ownership change under Section 382 of the Code. If the Company were to undergo an ownership change under Section 382 of the Code, the Company’s ability to use its net operating loss carryovers incurred prior to the ownership change against income arising after the ownership change will be significantly limited. In general, an “ownership change” under Section 382 of the Code occurs with respect to the Company if, over a rolling three-year period, the Company’s “5-percent shareholders” increase their aggregate stock ownership by more than 50 percentage points over their lowest stock ownership during the rolling three-year period. However, because substantially all of the economic value of the Company is currently embedded in the Series A Preferred Stock, we do not expect the Reverse Stock Split to result in an ownership change with respect to the Company, although there can be no assurance.

There can be no assurance that the Reverse Stock Split would have the desired effects on the Common Stock. The Board of Directors, however, believes that the abovementioned risks are off-set by the prospect that the Reverse Stock Split may, by increasing the per share price, make an investment in the Common Stock more attractive for certain investors.

No Going Private Transaction

The Company does not anticipate that the number of stockholders following any Reverse Stock Split will decrease, and the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Stock Split will not cause the Company to go private. The Company has no plan at the date of this proxy statement to take itself private.

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No Appraisal Rights

Stockholders do not have appraisal rights under Delaware state law or under our Restated Certificate of Incorporation or Bylaws in connection with the Reverse Stock Split.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of our Common Stock as capital assets (i.e., for investment) for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities or persons who hold their shares of our Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of the partnership (or other entity treated as a partnership) and a partner in the partnership will generally depend on the status of the partner and the activities of such partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.

The state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences and U.S. estate and gift tax consequences of the Reverse Stock Split are not discussed herein and may vary as to each U.S. Holder. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. U.S. Holders should consult their own tax advisors to understand their individual federal, state, local, and foreign tax consequences.

Tax Consequences to the Company. We believe that the Reverse Stock Split should constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Stock Split.

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Tax Consequences to U.S. Holders. Subject to the discussion below regarding the receipt of a fractional share, a U.S. Holder generally should not recognize gain or loss as a result of the Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor (increased by the amount of gain or income recognized, if any, attributable to the rounding up of a fractional share, as discussed below). The U.S. Holder’s holding period in the shares of our Common Stock received pursuant to the Reverse Stock Split should include the holding period in the shares of our Common Stock exchanged therefor (except with respect to any fractional share of our Common Stock received, as discussed below). U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in such recapitalization. A U.S. Holder that acquired shares of our Common Stock on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period from shares of Common Stock surrendered in the Reverse Stock Split to shares received in the Reverse Stock Split.

Each fractional share issued pursuant to the Reverse Stock Split that is attributable to the rounding up of fractional shares to the nearest whole number of shares may be treated for U.S. federal income tax purposes as a disproportionate distribution. If so treated, a U.S. Holder that receives a fractional share of our Common Stock attributable to the rounding up of a fractional share to the nearest whole number of shares should recognize dividend income in an amount equal to the fair market value of such fractional share to the extent of the Company’s current or accumulated earnings and profits, and to the extent that any portion of the distribution exceeds such current or accumulated earnings and profits, such portion will be treated as a return of tax basis and thereafter as gain from the sale or exchange. A U.S. Holder’s holding period in any such fractional share commences on the effective date of the Reverse Stock Split.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to not file the Reverse Split Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing of the Reverse Split Amendment with the Secretary of the State of the State of Delaware, even if this proposal is approved by our stockholders at the Annual Meeting. By voting in favor of this proposal, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, the proposed Reverse Split Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

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BACKGROUND TO THE PROTECTIVE AMENDMENT PROPOSAL

Our past operations generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws, for NOLs arising in tax years ending before January 1, 2019, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they "expire" for such purposes. Until they expire, we can "carry forward" NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. For NOLs arising in tax years beginning after December 31, 2018, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid on our future taxable income indefinitely, however, any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years. In addition, the deduction for NOLs arising in tax years beginning after December 31, 2018 is limited to 80 percent of our taxable income for any tax year (computed without regard to the NOL deduction). As of December 31, 2018, we had approximately $86.1 million in federal NOLs which are set to expire beginning in 2030 if not utilized (our “Current NOLs”). As of December 31, 2018, we had approximately $3.1 million of research and development tax credit carryforwards which expire at various dates beginning in 2023 if not utilized. While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an "ownership change," as determined under Section 382 ("Section 382") of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 382, an "ownership change" occurs if one or more stockholders or groups of stockholders that is each deemed to own at least 5% of our Common Stock increases their aggregate ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. While as described above under “Risks Associated with the Reverse Stock Split” in Proposal 2, we do not expect the Reverse Stock Split to result in an ownership change with respect to the Company because substantially all of the economic value of the Company is currently embedded in the Series A Preferred Stock, we want to make sure that ownership changes which would jeopardize our NOLs do not occur in the event that more of the value of the Company becomes embedded in the Common Stock. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our Current NOLs are fully-utilized or expire.

After careful consideration, our Board of Directors determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to approve the Protective Amendment to the Company’s Charter. The Protective Amendment is designed to prevent certain transfers of our securities that could result in an ownership change, and is described below and is attached as Appendix B hereto. The Protective Amendment will not be put into effect unless and until it is approved by stockholders at the Annual Meeting. Even if approved by our stockholders, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.

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Our Board of Directors urges stockholders to read Proposal 3 and the items discussed below under the heading “Certain Considerations Related to the Protective Amendment” and the complete text of the Protective Amendment, which is attached as Appendix B to this Proxy Statement. It is important to note that this measure does not offer a complete solution and that an ownership change may occur even if the Protective Amendment is approved by stockholders. There may be limitations on the enforceability of the Protective Amendment against stockholders who do not vote to approve it that may allow an ownership change to occur. The limitations are described in more detail below. The Board believes that the adoption of this measure is appropriate and that it will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board of Directors recommends that stockholders approve the Protective Amendment.

PROPOSAL NO. 3

APPROVAL OF PROTECTIVE AMENDMENT
TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION

Our Board of Directors has, subject to approval by stockholders, approved the Protective Amendment to our Charter to protect the significant potential long-term tax benefits presented by our NOLs. For the reasons discussed above under "Background to the Protective Amendment Proposal," our Board of Directors recommends that stockholders adopt the Protective Amendment. The Protective Amendment is designed to prevent certain transfers of our Common Stock that could result in an ownership change under Section 382, and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our stockholders’ best interests to adopt the Protective Amendment to help protect our NOLs.

The Protective Amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Charter with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Protective Amendment is approved by our stockholders. Even if approved by the stockholders, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.

Description of NOL Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment attached as Appendix B to this Proxy Statement. Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our Common Stock that result from the transfer of interests in other entities that own our Common Stock) if the effect would be to:

•	increase the direct or indirect ownership of our Common Stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our Common Stock; or
•	increase the percentage of our Common Stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our Common Stock.

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“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales to Persons whose resulting percentage ownership (directly, indirectly or constructively) of our Common Stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct, indirect or constructive ownership of our Common Stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) apply in determining whether a Person is a 4.99% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our Common Stock owned directly, indirectly or constructively by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our Common Stock owned by, any stockholder, we are entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our Common Stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Common Stock, to provide all information reasonably requested regarding such person’s direct, indirect and constructive ownership of our Common Stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our Common Stock, or prohibit ownership (thus requiring dispositions) of our Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly, indirectly or constructively, owns our Common Stock. The transfer restrictions also apply to proscribe the creation or transfer of certain "options" (which are broadly defined by Section 382) with respect to our Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our Common Stock purportedly acquired in violation of the Protective Amendment is referred to as "excess stock."

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

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To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of Common Stock that does not involve a transfer of our securities within the meaning of Delaware law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by our stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our Common Stock where the transferee is a public group.

In addition, our Board of Directors will have the discretion to approve a transfer of our Common Stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. If our Board of Directors decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, our Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

Our Board of Directors may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of securities would jeopardize our ability to use our NOLs.

Implementation and Expiration of the Protective Amendment

If our stockholders approve the Protective Amendment, we intend to file the Protective Amendment promptly with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally.

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Even if our stockholders approve the Protective Amendment, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.

The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Protective Amendment with the Secretary of State of the State of Delaware, (ii) our Board of Director’s determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board of Directors determines that none of our NOLs may be carried forward and (iv) such date as our Board of Directors otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board of Directors may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board of Directors has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board can permit a transfer to an acquirer that results in or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.
•	A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
•	Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective.
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As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•	Each stockholder who owns less than 5% of our Common Stock is generally (but not always) aggregated with other such stockholders and treated as a single "5-percent stockholder" for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.
•	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 "5-percent stockholders." Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.
•	Acquisitions by a person that cause the person to become a Section 382 "5-percent stockholder" generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
•	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

Our redemption or buyback of our Common Stock will increase the ownership of any Section 382 "5-percent stockholders" (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 "5-percent stockholder," resulting in a 5% (or more) change in ownership.

Certain Considerations Related to the Protective Amendment Proposal

Our Board of Directors believes that attempting to protect the tax benefits of our NOLs as described above under "Background to the Protective Amendment Proposal" is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is approved. Please consider the items discussed below in voting on Proposal 3.

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The IRS could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment is in place.

Continued Risk of Ownership Change

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all direct and indirect transfers of our Common Stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our Common Stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above.

Potential Effects on Liquidity

The Protective Amendment restricts a stockholder’s ability to acquire, directly, indirectly or constructively, additional shares of our Common Stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our Common Stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted levels.

Potential Impact on Value

Our Board of Directors intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may not choose to purchase our Common Stock, the Protective Amendment could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs.

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Potential Anti-Takeover Impact

The reason our Board of Directors approved the Protective Amendment is to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment is not intended to prevent a takeover of the Company. However, the Protective Amendment, if the extension is approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our Common Stock and the ability of persons, entities or groups now owning more than 4.99% of our Common Stock to acquire additional shares of our Common Stock without the approval of our Board of Directors for an additional three years. Accordingly, the overall effects of the Protective Amendment, if approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Effect of the Protective Amendment If You Vote For It and Already Directly, Indirectly or Constructively Own More Than 4.99% of our Common Stock

If you already own more than 4.99% of our Common Stock, you would be able to transfer shares of our Common Stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our Common Stock or create a new holder of 4.99% or more of our Common Stock. You will also be able to transfer your shares of our Common Stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Directly, Indirectly or Constructively Own Less Than 4.99% of our Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our Common Stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our Common Stock.

Effect of the Protective Amendment If You Vote Against It

Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROTECTIVE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION.

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PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public.

The Company has designed its executive compensation programs to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. We believe that our compensation programs are centered on pay-for-performance principles and are strongly aligned with the long-term interests of our stockholders. See the discussion of the compensation of our executive officers in the section entitled Executive Compensation beginning on page 15.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation disclosed in the executive compensation tables and narrative discussion of this proxy statement. The Say-on-Pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and related philosophy, policies and practices.

Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve the compensation of the Company's Named Executive Officers, as described in the executive compensation tables and accompanying narrative discussion in the Proxy Statement.”

This Say-on-Pay vote is advisory, and therefore is not binding on the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board value the opinions of our stockholders and will consider the outcome of the Say-on-Pay vote when making future compensation decisions.

Vote Required

The approval of the non-binding resolution requires the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting, either in person or by proxy. Abstentions and broker “non-votes” will have no effect with respect to the approval of this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXECUTIVE COMPENSATION PROGRAM FOR THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION TABLES AND NARRATIVE DISCUSSION OF THIS PROXY STATEMENT.

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PROPOSAL NO. 5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of Marcum LLP (“Marcum”) has been selected as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2019. Although the selection of accountants does not require ratification, the Audit Committee of the Board has directed that the appointment of Marcum be submitted to stockholders for ratification due to the significance of their appointment by the Company. If stockholders do not ratify the appointment of Marcum, the Audit Committee will consider the appointment of another independent registered public accounting firm. A representative of Marcum is expected to be present at the Annual Meeting and, if he so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

Change in Auditors.

As previously disclosed, on April 25, 2018, the Audit Committee of the Company dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm and appointed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm. The change in the Company’s independent registered public accounting firm was made to reduce the fees payable by the Company in connection with the audit of its financial statements for the fiscal year ending December 31, 2018.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BDO’s audit report for the fiscal year ended December 31, 2016 stated that such financial statements have been prepared assuming that the Company will continue as a going concern.

During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim periods through April 25, 2018, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on April 26, 2018, provided BDO with a copy of the disclosures and requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of BDO’s letter dated April 25, 2018, was filed as an exhibit to such Form 8-K.

During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim periods through April 25, 2018, neither the Company nor anyone acting on its behalf has consulted with RBSM regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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On April 3, 2019, the Audit Committee of the Board of Directors of the Company approved the engagement of Marcum as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019, effective immediately, and dismissed RBSM as the Company’s independent registered public accounting firm.

RBSM’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. RBSM was not the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2017.

During the fiscal year ended December 31, 2018, and the subsequent interim periods through April 3, 2019, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on April 9, 2019, provided RBSM with a copy of the disclosures and requested that RBSM furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of BDO’s letter dated April 8, 2019, was filed as an exhibit to such Form 8-K.

During the fiscal years ended December 31, 2018 and 2017, and the subsequent interim periods through April 3, 2019, neither the Company nor anyone acting on its behalf has consulted with Marcum regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

Fees for services rendered by RBSM for the year 2018 and BDO for the year 2017 are as follows:

Audit Fees: Fees billed for professional services rendered by (i) RBSM for the audit of the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such fiscal year and (ii) BDO for the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2017 and the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such fiscal year. These fees also include (i) statutory audits of certain Company subsidiaries, (ii) audit of internal control over financial reporting, required under Section 404 of the Act, and (iii) consent fees. Marcum did not provide any audit services during 2018 or 2017.

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Audit Related Fees: None.

Tax Fees: Fees billed for tax-related services for certain Company subsidiaries rendered by (i) RBSM in 2018 and (ii) BDO in 2017 to the Company. Marcum did not provide any tax services during 2018 or 2017.

All Other Fees: Fees billed for professional services rendered by RBSM and BDO related to certain proxy disclosure calculations for 2018 and 2017. Marcum did not provide any other professional services during 2018 or 2017.

The approximate fees for each category were as follows:

Years Ended December 31,
Description	2018 (RBSM Fees)	2017 (BDO Fees)
Audit Fees	$189,650	$368,910
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

The Audit Committee has considered whether the provision by RBSM of the services covered by the fees other than the audit fees was compatible with maintaining RBSM’s independence and believes that it was compatible.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Committee Pre-Approval Procedures. The Audit Committee has adopted the following guidelines regarding the engagement of the Company’s independent registered public accounting firm to perform services for the Company:

For audit services (including statutory audit engagements as required under local country laws), the independent registered public accounting firm will provide the Audit Committee with an engagement letter during the first quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee at a meeting of the Audit Committee.

The independent registered public accounting firm will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management will submit to the Audit Committee for approval (during the second quarter of each fiscal year) the list of non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. Company management and the independent registered public accounting firm will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process.

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To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at the next Audit Committee meeting.

The independent registered public accounting firm must ensure that all audit and non-audit services provided to the Company have been approved by the Audit Committee. The Company Controller will be responsible for tracking all independent registered public accounting firm fees against the budget for such services and report at least annually to the Audit Committee.

Audit Committee Report

The Board of Directors appoints an Audit Committee each year to review the Company’s financial matters. Please see the Audit Committee discussion in the “Board of Directors” section, above, for a discussion of the Audit Committee.

The Audit Committee met with RBSM LLP (the Company’s independent registered public accounting firm) and reviewed the scope of their audit, report and recommendations. The Audit Committee members reviewed and discussed the audited consolidated financial statements as of and for the fiscal year ended December 31, 2018 with management. The Audit Committee also discussed all matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, as currently in effect, with RBSM LLP. The Audit Committee received the written disclosures and the letter from RBSM LLP as required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as currently in effect, and has discussed the independence of RBSM LLP with representatives of such firm.

Based on their review and the discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, to be filed with the SEC.

Audit Committee

Michael Kelly (Chair)

Barry A. Rudolph

William D. Miller

SOLICITATION STATEMENT

The Company will bear all expenses in connection with the solicitation of proxies. In addition to the use of the mail, solicitations may be made by the Company’s regular employees, by telephone, telegraph or personal contact, without additional compensation. The Company will, upon their request, reimburse brokerage houses and persons holding shares of Common Stock in the names of the Company’s nominees for their reasonable expenses in sending solicited material to their principals.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than January 24, 2020.

On May 21, 1998 the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal, which is not addressed in the Company’s proxy statement. The amendment provides that if the Company does not receive notice of the proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement (April 8, 2020), then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

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OTHER MATTERS

So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Annual Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

ANNUAL REPORT

The Company has sent, or is concurrently sending, to all of its stockholders of record as of April 30, 2019 information on how those stockholders may access a copy of the Company’s Annual Report for the fiscal year ended December 31, 2018. Such report contains the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018 and shall be deemed incorporated by reference into this Proxy Statement.

By Order of the Board of Directors,

/s/ Brad Wolfe

Dated: Austin, TX	Brad Wolfe
May 23, 2019	Chief Financial Officer

The Company will furnish a free copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (without exhibits) to all of its stockholders of record as of April 30, 2019 who will make a written request to Mr. Wolfe, Chief Financial Officer, FalconStor Software, Inc., 701 Brazos Street, Suite 400, Austin, TX 78701.

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

FALCONSTOR SOFTWARE, INC.

____________________________________

FALCONSTOR SOFTWARE, INC., a corporation duly organized and existing under the General Corporation Law of the State Delaware (the “Corporation”), does hereby certify that:

1.                  The amendment to the Corporation’s Restated Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and has been consented to by the stockholders of the Corporation at a meeting called in accordance with Section 222 of the General Corporation Law of the State of Delaware.

2.                  Article FOURTH, subparagraph (A) of the Corporation’s Restated Certificate of Incorporation is amended to read in its entirety as follows:

“(A) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Thirty Two Million (32,000,000) shares. Thirty Million (30,000,000) shares shall be Common Stock, par value $0.001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $0.001 per share. Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), every [YY]1 shares of the Corporation’s Common Stock issued and outstanding or held by the Corporation in treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares shall be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive one full share of the post-Reverse Split Common Stock.”

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this ____ day of ____________, 2019.

FALCONSTOR SOFTWARE, INC.

By:
	Name:	Brad Wolfe
	Title:	Chief Financial Officer

1 Reference to “YY” is to a number no less than 10 and no greater than 100 as selected by the Board of Directors.

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APPENDIX B

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

FALCONSTOR SOFTWARE, INC.

____________________________________

FalconStor Software, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation, as amended, and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: This Amendment to the Restated Certificate of Incorporation, as amended, adds an Article TENTH to the Restated Certificate of Incorporation, as amended, to read in its entirety as follows:

ARTICLE TENTH

Section 1. Definitions.

As used in this Article TENTH, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

(a)	“4.99-percent Transaction” means any Transfer described in clause (a) or (b) of Section 2 of this Article TENTH.

(b)	“4.99-percent Shareholder” means a Person or group of Persons that is a “5-percent shareholder” of the Corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.

(c)	“Agent” has the meaning set forth in Section 5 of this Article TENTH.

(d)	“Board of Directors” means the board of directors of the Corporation.

(e)	“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(f)	“Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.

(g)	“Effective Date” means the date of filing of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.
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(h)	“Excess Securities” has the meaning set forth in Section 4 of this Article TENTH.

(i)	“Expiration Date” means the earliest of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article TENTH is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with Section 12 of this Article TENTH.

(j)	“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.

(k)	“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

(l)	“Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(m)	“Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article TENTH.

(n)	“Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T (f) (13).

(o)	“Purported Transferee” has the meaning set forth in Section 4 of this Article TENTH.

(p)	“Remedial Holder” has the meaning set forth in Section 7 of this Article TENTH.

(q)	“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T (f) (18).

(r)	“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(s)	“Tax Benefits” means the net operating loss carry forwards, capital loss carry forwards, general business credit carry forwards, alternative minimum tax credit carry forwards and foreign tax credit carry forwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.
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(t)	“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

(u)	“Transferee” means any Person to whom Corporation Securities are Transferred.

(v)	“Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

Section 2. Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article TENTH any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.99-percent Shareholder or (b) the Percentage Stock Ownership in the Corporation of any 4.99-percent Shareholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article TENTH in respect of such transaction.

Section 3. Exceptions.

(a)	Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T (j) (3) (i)) shall be permitted.

(b)	The restrictions set forth in Section 2 of this Article TENTH shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 3 of this Article TENTH, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article VII through duly authorized officers or agents of the Corporation. Nothing in this Section 3 of this Article TENTH shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

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Section 4. Excess Securities.

(a)

No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this Article TENTH or until an approval is obtained under Section 3 of this Article TENTH. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5of this Article TENTH shall also be a Prohibited Transfer.

(b)

The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Company with respect to its direct or indirect ownership interests in such Corporation Securities. The Company may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article TENTH, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article TENTH as a condition to registering any transfer.

Section 5. Transfer to Agent. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this Article TENTH if the Agent rather than the Purported Transferee had resold the Excess Securities.

49

Section 6. Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6 of this Article TENTH. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 of this Article TENTH inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

Section 7. Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer which does not involve a transfer of Corporation Securities within the meaning of Delaware law but which would cause a 4.99-percent Shareholder to violate a restriction on Transfers provided for in this Article TENTH, the application of Sections 5 and 6 of this Article TENTH shall be modified as described in this Section 7 of this Article TENTH. In such case, no such 4.99-percent Shareholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Shareholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Shareholder (such 4.99-percent Shareholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Shareholder, following such disposition, not to be in violation of this Article TENTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this Article TENTH, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Shareholder or such other Person. The purpose of this Section 7 of this Article TENTH is to extend the restrictions in Sections 2 and 5 of this Article TENTH to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section 7 of this Article TENTH, along with the other provisions of this Article TENTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

50

Section 8. Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 5 of this Article TENTH (whether or not made within the time specified in Section 5 of this Article TENTH), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 of this Article TENTH shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article TENTH being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section 5 of this Article TENTH to constitute a waiver or loss of any right of the Corporation under this Article TENTH. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article TENTH.

Section 9. Liability. To the fullest extent permitted by law, any shareholder subject to the provisions of this Article TENTH who knowingly violates the provisions of this Article TENTH and any Persons controlling, controlled by or under common control with such shareholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

Section 10. Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article TENTH or the status of the Tax Benefits of the Corporation.

Section 11. Legends. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article TENTH bear the following legend:

“THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT SHAREHOLDER (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE RESTATED CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT SHAREHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE RESTATED CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

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The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this Article TENTH also bear a conspicuous legend referencing the applicable restrictions.

Section 12. Authority of Board of Directors.

(a)

The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article TENTH, including, without limitation, (1) the identification of 4.99-percent Shareholders, (2) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.99-percent Shareholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6 of this Article VII, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article TENTH. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article TENTH for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article TENTH.

(b)

Nothing contained in this Article TENTH shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its shareholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article TENTH, (3) modify the definitions of any terms set forth in this Article TENTH or (4) modify the terms of this Article TENTH as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Shareholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(c)

In the case of an ambiguity in the application of any of the provisions of this Article TENTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article TENTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article TENTH. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article TENTH. The Board of Directors may delegate all or any portion of its duties and powers under this Article TENTH to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article TENTH through duly authorized officers or agents of the Corporation. Nothing in this Article TENTH shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

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Section 13. Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article TENTH. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

Section 14. Benefits of this Article VII. Nothing in this Article TENTH shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article TENTH. This Article TENTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

Section 15. Severability. The purpose of this Article TENTH is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article TENTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article TENTH.

Section 16. Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article TENTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

THIRD: That, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FOURTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, the Corporation, by and through the undersigned duly authorized person, has executed this Certificate of Amendment of the Restated Certificate of Incorporation on this _____ day of ___________, 2019.

FALCONSTOR SOFTWARE, INC.

By:
Name:
Title:

FALCONSTOR SOFTWARE, INC.
ATTN: BRAD WOLFE
701 BRAZOS STREET,
SUITE 400
AUSTIN, TX 78701

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Todd Brooks

The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5.

NOTE: With discretionary authority, upon such other matters as may properly come before the meeting. At this time, the persons making this solicitation know of no other matters to be presented at the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000424722_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10K is/are available at www.proxyvote.com

FALCONSTOR SOFTWARE, INC.
Annual Meeting of Stockholders
June 11, 2019 10:00 AM (CDT)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Todd Brooks and Brad Wolfe, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FALCONSTOR SOFTWARE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held Tuesday, June 11, 2019, at 10:00 a.m. CDT, at the Company's worldwide headquarters, 701 Brazos Street, Suite 400, Austin, TX 78701 , and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000424722_2 R1.0.1.18